Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
I, Robert F. McCadden, the Chief Financial Officer of Pennsylvania Real Estate Investment Trust (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge.
(1) the Form 10-K of the Company for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	February 16, 2018		/s/ Robert F. McCadden
		Name:	Robert F. McCadden
		Title:	Chief Financial Officer